Long-Term Loans, Net of Current Maturities - Schedule of Total Amount to be Paid by the Company (Details) $ in Thousands	Dec. 31, 2024 USD ($)
Schedule of Total Amount to be Paid by the Company [Abstract]
2025	$ 439
2026	129
2027	112
2028	112
2029 - 2034	627	[1]
Total	$ 1,419

[1]	The total amount to be repaid by the Company every year from 2029 until 2034.